UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 14, 2007, KBS Real Estate Investment Trust, Inc. (the “Company”) filed a Form 8-K dated August 8, 2007 with regard to the acquisition of an 80% membership interest in a joint venture that owns a portfolio of 24 industrial properties and holds a master lease with a remaining term of 15.5 years with respect to another industrial property (the “National Industrial Portfolio”). The Company hereby amends the Form 8-K dated August 8, 2007 to provide the required financial information related to its acquisition of an 80% membership interest in the National Industrial Portfolio on August 8, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

National Industrial Portfolio

	Report of Independent Registered Public Accounting Firm	F-1

	Combined Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2007 (unaudited) and the Year Ended December 31, 2006	F-2

	Notes to Combined Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2007 (unaudited) and the Year Ended December 31, 2006	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of June 30, 2007	F-6

	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2007	F-9

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2006	F-13

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated:	October 9, 2007	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying combined statement of revenues over certain operating expenses of the National Industrial Portfolio for the year ended December 31, 2006. This statement is the responsibility of the National Industrial Portfolio’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the National Industrial Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the National Industrial Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the National Industrial Portfolio’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses, as described in Note 2, of the National Industrial Portfolio for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

September 21, 2007

NATIONAL INDUSTRIAL PORTFOLIO

COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

for the Six Months Ended June 30, 2007 (unaudited)

and the Year Ended December 31, 2006

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Revenues:
Rental income	$18,850,254	$28,045,515
Tenant reimbursements	6,530,921	9,927,007

Total revenues	25,381,175	37,972,522

Expenses:
Utilities	3,094,553	4,441,651
Real estate and other property-related taxes	1,919,933	3,337,722
Repairs and maintenance	1,110,831	1,838,697
Property management fees	388,949	819,459
Insurance	542,726	730,378

Total expenses	7,056,992	11,167,907

Revenues over certain operating expenses	$18,324,183	$26,804,615

See accompanying notes.

NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

for the Six Months Ended June 30, 2007 (unaudited)

and the Year Ended December 31, 2006

1.	DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

On August 8, 2007, KBS Real Estate Investment Trust, Inc. (“KBS REIT”), through its indirect wholly owned subsidiary, joined New Leaf Industrial Partners Fund, L.P. (“New Leaf”) to make an approximately $106.9 million equity investment in New Leaf-KBS JV, LLC (the “JV”), the owner of a portfolio of 24 institutional-quality industrial properties and the holder of a master lease with a remaining term of 15.5 years with respect to another industrial property (the “National Industrial Portfolio”). These properties are located in seven states and contain approximately 11.4 million rentable square feet. The JV acquired the National Industrial Portfolio on August 8, 2007 from affiliates of Equity Industrial Partners Corp. (collectively, the “Sellers”). Neither New Leaf nor the Sellers are affiliated with KBS REIT. The purchase price of the National Industrial Portfolio was $515.9 million plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary type of properties KBS REIT may invest in include office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2.	BASIS OF PRESENTATION

The accompanying combined statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission. The National Industrial Portfolio’s combined revenues over certain operating expenses include the accounts of all of the properties acquired; as such properties were under the Sellers’ common control and management.

The National Industrial Portfolio is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses the JV expects to incur in the future operations of the National Industrial Portfolio have been excluded. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the National Industrial Portfolio.

An audited combined statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the National Industrial Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of the National Industrial Portfolio by KBS REIT, management is not aware of any material factors relating to the National Industrial Portfolio that would cause this financial information not to be necessarily indicative of future operating results.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rents. The adjustment to deferred rents increased revenue by $1,206,961 for the year ended December 31, 2006 and decreased revenue by $227,600 for the six months ended June 30, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2006, the National Industrial Portfolio was 91% leased under leases that expire at various dates through 2021. As of December 31, 2006, the aggregate annual base rent for the tenants was approximately $37.2 million and the weighted-average remaining lease term for the existing tenants was approximately 6.2 years. Aggregate annual base rent is based on the minimum contractual base rent, as of December 31, 2006, multiplied by 12.

NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

for the Six Months Ended June 30, 2007 (unaudited)

and the Year Ended December 31, 2006

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2006, future minimum rental receipts due under lease commitments for the years ending December 31 were as follows (in thousands):

2007	$36,732
2008	33,380
2009	29,881
2010	21,821
2011	13,466
Thereafter	68,253

$203,533

6.	RELATED PARTY TRANSACTIONS

During 2006 and the six months ended June 30, 2007, the National Industrial Portfolio was managed by an affiliate of the Sellers. Property management fees were included in the accompanying combined statements of revenues over certain operating expenses and totaled $604,201 for the year ended December 31, 2006 and $388,949 for the six months ended June 30, 2007.

In addition, Regency Warehouse, an affiliate of the Sellers, occupied 7% of the square footage of the portfolio as of December 31, 2006 and contributed $2,690,547 and $1,532,488 to rental income and $652,296 and $562,407 to tenant reimbursements for the year ended December 31, 2006 and six months ended June 30, 2007, respectively.

7.	INTERIM UNAUDITED FINANCIAL INFORMATION

The combined statement of revenues over certain operating expenses for the six months ended June 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2006 and June 30, 2007, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2006 and the six months ended June 30, 2007, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2006 and the consolidated financial statements as of and for the three and six months ended June 30, 2007 have been included in KBS REIT’s prior filings with the Commission. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Sabal Pavilion Building, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings, the 625 Second Street Building, the Sabal VI Building, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Opus National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, ADP Plaza, Patrick Henry Corporate Center, and Woodfield Preserve Office Center, which have been included in KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of June 30, 2007 has been prepared to give effect to the acquisitions of the Opus National Industrial Portfolio, the National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, the 200 Professional Drive Loan Origination, the Lawrence Village Plaza Loan Origination, the 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan (collectively, the “Q3 2007 Acquisitions”) and the probable acquisitions of ADP Plaza, Patrick Henry Corporate Center, Woodfield Preserve Office Center, and the Petra Senior Subordinated Loan (collectively, the “Q3 Probable Acquisitions”), as if these assets were acquired on June 30, 2007. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including additional borrowings due to acquisitions, which closed subsequent to June 30, 2007, and paydown of borrowings from additional offering proceeds which occurred subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for year ended December 31, 2006 and the six months ended June 30, 2007, have been prepared to give effect to the acquisitions of (i) the Sabal Pavilion Building, the First Tribeca Mezzanine Loan, the Plaza in Clayton Building, Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio (collectively, the “2006 Acquisitions”); (ii) the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, and the Tribeca Senior Loan Participation (collectively, the “Q1 and Q2 2007 Acquisitions”); (iii) the Q3 2007 Acquisitions and (iv) the Q3 Probable Acquisitions as if these assets were acquired on January 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2006 Acquisitions, the Q1 and Q2 2007 Acquisitions, the Q3 2007 Acquisitions and the Q3 Probable Acquisitions all been acquired on January 1, 2006. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2007

(in thousands, except share amounts)

		Pro Forma Adjustments
			Q3 2007 Acquisitions																Q3 2007 Probable Acquisitions
	KBS Real Estate Investment Trust Historical (a)	Q1 and Q2 2007 Adjustments (b)	Opus National Industrial Portfolio (c)		National Industrial Portfolio (d)		Plano Corporate Center I & II (e)		2200 West Loop South Building (f)		200 Professional Drive Loan Origination (g)		Lawrence Village Plaza Loan Origination (h)		11 South LaSalle Loan Origination (i)		One Madison Park Mezzanine Loan (j)		ADP Plaza (k)		Patrick Henry Corporate Center (l)		Woodfield Preserve Office Center (m)		Petra Senior Subordinated Loan (n)		Pro Forma Total June 30, 2007
Assets
Real estate:
Land	$53,961	$—	$22,433	(o)	$98,960	(o)	$5,344	(o)	$7,446	(o)	$—		$—		$—		$—		$9,800	(o)	$5,050	(o)	$7,001	(o)	$—		$209,995
Buildings and improvements, net	367,289	—	97,154	(o)	362,263	(o)	41,194	(o)	27,627	(o)	—		—		—		—		22,167	(o)	12,687	(o)	105,115	(o)	—		1,035,496
Tenant origination and absorption costs, net	31,337	—	9,017	(o)	66,930	(o)	4,080	(o)	3,389	(o)	—		—		—		—		2,177	(o)	1,305	(o)	17,149	(o)	—		135,384

Total real estate, net	452,587	—	128,604		528,153		50,618		38,462		—		—		—		—		34,144		19,042		129,265		—		1,380,875
Real estate loans receivable	93,255	—	—		—		—		—		7,397		6,159		21,500		21,000		—		—		—		50,000		199,311

Total real estate investments, net	545,842	—	128,604		528,153		50,618		38,462		7,397		6,159		21,500		21,000		34,144		19,042		129,265		50,000		1,580,186
Cash and cash equivalents	98,827	—	—		—		—		—		—		—		—		—		—		—		—		—		98,827
Marketable securities	17,680	—	—		—		—		—		—		—		—		—		—		—		—		—		17,680
Rents and other receivables	2,425	—	—		—		—		—		—		—		—		—		—		—		—		—		2,425
Above-market leases, net	7,858	—	376	(o)	5,008	(o)	—		96	(o)	—		—		—		—		137	(o)	92	(o)	8,414	(o)	—		21,981
Deferred financing costs, prepaid and other assets	3,711	197	87	(p)	23,204	(q)	32	(p)	25	(p)	67	(r)	56	(r)	172	(r)	158	(r)	—		—		—		375	(r)	28,084

Total assets	$676,343	$197	$129,067		$556,365		$50,650		$38,583		$7,464		$6,215		$21,672		$21,158		$34,281		$19,134		$137,679		$50,375		$1,749,183

Liabilities and Stockholders’ Equity
Notes payable	$233,644	$64,803	$73,033		$451,000		$30,591		$17,426		$—		$—		$—		$—		$—		$—		$—		$—		$870,497
Accounts payable and accrued liabilities	5,302	—	—		—		—		—		—		—		—		—		—		—		—		—		5,302
Due to affiliates	4,980	—	—		—		—		—		—		—		—		—		—		—		—		—		4,980
Distributions payable	2,551	—	—		—		—		—		—		—		—		—		—		—		—		—		2,551
Below-market leases, net	11,102	—	3,270	(o)	15,016	(o)	4,420	(o)	3,041	(o)	—		—		—		—		599	(o)	351	(o)	656	(o)	—		38,455
Other liabilities	1,317	—	—		—		—		—		—		—		—		—		—		—		—		—		1,317

Total liabilities	258,896	64,803	76,303		466,016		35,011		20,467		—		—		—		—		599		351		656		—		923,102
Commitments and contingencies
Redeemable stock	3,725	—	—		—		—		—		—		—		—		—		—		—		—		—		3,725
Minority interest	—	—	—		18,070	(d)	—		—		—		—		—		—		—		—		—		—		18,070
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—		—		—		—		—		—		—		—		—		—		—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 48,361,166 shares issued and outstanding	483	(72)	59		81		18		20		8		7		24		24		38		21		153		56		920
Additional paid-in capital	425,882	(64,534)	52,705		72,198		15,621		18,096		7,456		6,208		21,648		21,134		33,644		18,762		136,870		50,319		816,009
Cumulative distributions and net loss	(12,643)	—	—		—		—		—		—		—		—		—		—		—		—		—		(12,643)

Total stockholders’ equity	413,722	(64,606)	52,764		72,279		15,639		18,116		7,464		6,215		21,672		21,158		33,682		18,783		137,022		50,375		804,286

Total liabilities and stockholders’ equity	$676,343	$197	$129,067		$556,365		$50,650		$38,583		$7,464		$6,215		$21,672		$21,158		$34,281		$19,134		$137,679		$50,375		$1,749,183

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2007

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of June 30, 2007.

(b)	Represents adjustments related to first and second quarter acquisitions to reflect subsequent financings of the Royal Ridge Building of approximately $21.7 million, Bridgeway Technology Center of approximately $26.8 million, Sabal VI Building of $3.0 million, and marketable securities of approximately $13.3 million.

(c)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Opus National Industrial Portfolio. The purchase price of approximately $125.7 million (including closing costs) was funded with an unsecured bridge loan facility of $76.4 million and proceeds from the issuance of approximately 5,906,134 shares of stock from KBS REIT’s public offering. On September 21, 2007, a $24.3 million paydown was made on the unsecured bridge loan and a $20.9 million six-year secured loan was placed on three of the assets in the Opus National Industrial Portfolio.

(d)	On August 8, 2007, KBS REIT, through an indirect wholly owned subsidiary, entered into a joint venture agreement with New Leaf Industrial Partners Fund, L.P. called New Leaf-KBS JV, L.L.C. (the “JV”) to purchase the National Industrial Portfolio. KBS REIT consolidates the JV as it holds an 80% controlling membership interest. The adjustment represents the purchase price of the assets acquired by the JV. The purchase price of approximately $531.5 million (including closing costs) was funded from $315 million of secured financing, $136 million of mezzanine financing, contributions from New Leaf Industrial Partners Fund, L.P. (reflected as Minority Interest), and proceeds from the issuance of approximately 8,091,000 shares of stock from KBS REIT’s initial ongoing public offering.

(e)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of Plano Corporate Center I & II. The purchase price of approximately $46.2 million (including closing costs) was funded with a $30.6 million fixed rate loan and proceeds from the issuance of approximately 1,750,381 shares of stock from KBS REIT’s initial ongoing public offering.

(f)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the 2200 West Loop South Building. The purchase price of approximately $35.5 million (including closing costs) was funded with a $17.4 million fixed rate loan and proceeds from the issuance of approximately 2,027,754 shares of stock from KBS REIT’s initial ongoing public offering.

(g)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the 200 Professional Drive Loan Origination. The purchase price of $7.5 million (including closing costs) was funded with net proceeds from the issuance of approximately 835,485 shares of stock from KBS REIT’s initial ongoing public offering.

(h)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Lawrence Village Plaza Loan Origination. The purchase price of $6.2 million (including closing costs) was funded with net proceeds from the issuance of approximately 695,681 shares of stock from KBS REIT’s initial ongoing public offering.

(i)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the 11 South LaSalle Loan Origination. The purchase price of $21.7 million (including closing costs) was funded with net proceeds from the issuance of approximately 2,425,910 shares of stock from KBS REIT’s initial ongoing public offering.

(j)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the One Madison Park Mezzanine Loan. The purchase price of $21.2 million (including closing costs) was funded with net proceeds from the issuance of approximately 2,368,322 shares of stock from KBS REIT’s initial ongoing public offering.

(k)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of ADP Plaza. The purchase price of $33.7 million (including estimated closing costs) is anticipated to be funded from the issuance of approximately 3,770,256 shares of stock from KBS REIT’s initial ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at October 3, 2007.

(l)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of Patrick Henry Corporate Center. The purchase price of $18.8 million (including estimated closing costs) is anticipated to be funded from the issuance of approximately 2,102,400 shares of stock from KBS REIT’s initial ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at October 3, 2007.

(m)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of Woodfield Preserve Office Center. The purchase price of $140.8 million (including estimated closing costs) is anticipated to be funded from the issuance of approximately 15,337,930 shares of stock from KBS REIT’s initial ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at October 3, 2007.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET (Continued)

As of June 30, 2007

(n)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of two $25.0 million senior subordinate loans (the “Petra Senior Subordinated Loan”) to Petra Fund REIT Corp. of approximately $50.4 million (including estimated closing costs) which is anticipated to be funded from net proceeds from the issuance of approximately 5,638,863 shares of stock from KBS REIT’s public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at October 3, 2007.

(o)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(p)	Represents loan fees incurred on the financing of the Opus National Industrial Portfolio, Plano Corporate Center I & II, and the 2200 West Loop South Building.

(q)	Represents loan fees of approximately $8.2 million and costs of approximately $1.8 million to purchase an interest cap agreement plus an intangible asset of $13.3 million related to a master lease as part of the National Industrial Portfolio acquisition.

(r)	Represents total acquisition costs for the 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, as well as estimated acquisition costs for the Petra Senior Subordinated Loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007

(in thousands, except share amounts)

		Pro Forma Adjustments
					Q3 2007 Acquisitions																Q3 2007 Probable Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2006 Acquisitions (b)	Q1 and Q2 2007 Adjustments (c)		Opus National Industrial Portfolio		National Industrial Portfolio		Plano Corporate Center I & II		2200 West Loop South Building		200 Professional Drive Loan Origination		Lawrence Village Plaza Loan Origination		11 South LaSalle Loan Origination		One Madison Park Mezzanine Loan		ADP Plaza		Patrick Henry Corporate Center		Woodfield Preserve Office Center		Petra Senior Subordinated Loan		Pro Forma Total
Revenues:
Rental income	$15,251	$(726)	$5,445		$4,364	(d)	$19,615	(d)	$2,379	(d)	$1,967	(d)	$—		$—		$—		$—		$1,831	(d)	$934	(d)	$5,055	(d)	$—		$56,115
Tenant reimbursements	2,518	—	1,292		797	(e)	6,531	(e)	397	(e)	133	(e)	—		—		—		—		124	(e)	—		4,164	(e)	—		15,956
Interest income from real estate loan receivable	3,143	—	3,712		—		—		—		—		291	(f)	232	(g)	860	(h)	569	(i)	—		—		—		2,766	(j)	11,573
Parking revenues and other operating income	738	—	130		—		—		135	(k)	105	(k)	—		—		—		—		427	(k)	5	(k)	—		—		1,540

Total revenues	21,650	(726)	10,579		5,161		26,146		2,911		2,205		291		232		860		569		2,382		939		9,219		2,766		85,184
Expenses:
Operating, maintenance and management	2,797	—	1,286		391	(l)	5,137	(l)	1,172	(l)	592	(l)	—		—		—		—		792	(l)	264	(l)	1,746	(l)	—		14,177
Real estate and other property-related taxes	2,442	—	636		500	(m)	1,920	(m)	437	(m)	324	(m)	—		—		—		—		168	(m)	80	(m)	2,645	(m)	—		9,152
Asset management fees to affiliate	1,366	—	701		478	(n)	664	(n)	173	(n)	133	(n)	28		23		81		40		126	(n)	70	(n)	514	(n)	189	(n)	4,586
General and administrative expenses	1,546	—	(2)		—		—		—		—		—		—		—		—		—		—		—		—		1,544
Depreciation and amortization	8,610	(810)	1,570		2,112	(o)	12,587	(o)	1,008	(o)	668	(o)	—		—		—		—		656	(o)	376	(o)	2,997	(o)	—		29,774

Total operating expenses	16,761	(810)	4,191		3,481		20,308		2,790		1,717		28		23		81		40		1,742		790		7,902		189		59,233
Operating income (loss)	4,889	84	6,388		1,680		5,838		121		488		263		209		779		529		640		149		1,317		2,577		25,951
Other income (expenses):
Minority interest	—	—	—		—		2,243	(p)	—		—		—		—		—		—		—		—		—		—		2,243
Interest expense	(6,910)	511	(2,523	)(q)	(2,294)		(17,055	)(r)	(906	)(r)	(515	)(r)	—		—		—		—		—		—		—		—		(29,692)
Interest income and other revenues	2,250	—	(10)		—		—		—		—		—		—		—		—		—		—		—		—		2,240

Total other income (expenses), net	(4,660)	511	(2,533)		(2,294)		(14,812)		(906)		(515)		—		—		—		—		—		—		—		—		(25,209)

Net income (loss)	$229	$595	$3,855		$(614)		$(8,974)		$(785)		$(27)		$263		$209		$779		$529		$640		$149		$1,317		$2,577		$742

Income (loss) per share, basic and diluted	$0.01																												$0.01

Weighted-average number of common shares, issued and outstanding	25,975,536																												87,896,711

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For Six Months Ended June 30, 2007

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of June 30, 2007.

(b)	Represents pro forma adjustments to historical operations of KBS REIT to give effect to acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, and the Midland Industrial Portfolio, all acquired during 2006, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission.

(d)	Represents base rental income, including amortization of above-market lease assets and below-market lease liabilities for the six months ended June 30, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007), based on historical operations of the previous owner.

(f)	Represents interest income from loan receivable for the 200 Professional Drive Loan Origination (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) at a variable rate equal to 30-day LIBOR plus 300 basis points, adjusted on a monthly basis. The average rate for the period was 8.32%. Amount also includes amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents interest income from loan receivable for the Lawrence Village Plaza Loan Origination (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) at a variable rate equal to 30-day LIBOR plus 250 basis points, adjusted on a monthly basis. The average rate for the period was 7.82%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(h)	Represents interest income from loan receivable for the 11 South LaSalle Loan Origination (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) at a variable rate equal to 30-day LIBOR plus 295 basis points, adjusted on a monthly basis. The average rate for the period was 8.27%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(i)	Represents interest income from loan receivable for the One Madison Park Mezzanine Loan (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) at a variable rate equal to 30-day LIBOR plus 611 basis points, adjusted on a monthly basis. The average rate for the period was 11.43%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(j)	Represents interest income from the two loan receivables for the Petra Senior Subordinated Loan (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) at a fixed rate of 11.50% per annum. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition. Though the terms of the loan receivables are still being negotiated and there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at October 3, 2007.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (continued)

(k)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007), based on historical operations of the previous owner.

(l)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007), based on historical operations of the previous owner.

(m)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007), based on historical operations of the previous owner.

(n)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) that would be due to affiliates had the assets been acquired on January 1, 2006. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management is calculated as a monthly fee equal to one twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

(o)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(p)	Represents minority interest share of 20% of the net loss on National Industrial Portfolio (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2007).

(q)	Represents adjustments to interest expense, including amortization of loan fees, relating to subsequent secured financing for the following real properties purchased in the first and second quarters of 2007:

Loan Amount
Fixed rate loan secured by the Bridgeway Technology Center, which bears interest at a rate of 6.07% per annum	$26,824,391
Fixed rate loan secured by the Royal Ridge Building, which bears interest at a rate of 5.96% per annum	$21,718,000
Mezzanine loan secured by the Sabal VI Building, which bears interest at a variable rate of 30-day LIBOR plus 150 basis points for the first full eight months and 30-day LIBOR plus 250 points thereafter (average rate of 7.82% for the period)	$3,000,000
Repurchase agreement, which bears interest at a variable rate of 30-day LIBOR plus 85 basis points (average rate of 6.17% for the period)	$13,260,747

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (continued)

(r)	Represents interest expense incurred on the following long-term loans secured to purchase respective acquisitions, including amortization of deferred financing costs:

Loan Amount
Fixed rate loan secured by three distribution and office/warehouse properties in the Opus National Industrial Portfolio, which bears interest at a rate of 5.56% per annum	$20,900,000
Mortgage loan secured by the National Industrial Portfolio, which bears interest at a variable rate of 30-day LIBOR plus 115 basis points (average of 6.47% for the period)	$315,000,000
Mezzanine loan secured by the National Industrial Portfolio, which bears interest at a variable rate of 30-day LIBOR plus 115 basis points (average of 6.47% for the period)	$136,000,000
Fixed rate loan secured by Plano Corporate Center I & II, which bears interest at a rate of 5.90% per annum	$30,591,000
Fixed rate loan secured by the 2200 West Loop Building, which bears interest at a rate of 5.89% per annum	$17,426,000

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

	KBS Real Estate Investment Trust Historical (a)	Pro Forma Adjustments																											Pro Forma Total
					Q3 2007 Acquisitions																Q3 2007 Probable Acquisitions
		2006 Acquisitions (b)	Q1 and Q2 2007 Adjustments (c)		Opus National Industrial Portfolio		National Industrial Portfolio		Plano Corporate Center I & II		2200 West Loop South Building		200 Professional Drive Loan Origination		Lawrence Village Plaza Loan Origination		11 South LaSalle Loan Origination		One Madison Park Mezzanine Loan		ADP Plaza		Patrick Henry Corporate Center		Woodfield Preserve Office Center		Petra Senior Subordinated Loan (n)
Revenues:
Rental income	$4,337	$14,262	$20,800		$8,434	(d)	$30,983	(d)	$4,237	(d)	$3,261	(d)	$—		$—		$—		$—		$3,898	(d)	$1,904	(d)	$10,260	(d)	$—		$102,376
Tenant reimbursements	524	2,415	3,523		1,286	(e)	9,927	(e)	762	(e)	207	(e)	—		—		—		—		201	(e)	—		7,774	(e)	—		26,619
Interest income from real estate loan receivable	777	881	11,481		—		—		—		—		568	(f)	451	(g)	1,680	(h)	2,234	(i)	—		—		—		5,531	(j)	23,603
Parking revenues and other operating income	280	1,114	637		2	(k)	—		195	(k)	210	(k)	—		—		—		—		905	(k)	25		—		—		3,368

Total revenues	5,918	18,672	36,441		9,722		40,910		5,194		3,678		568		451		1,680		2,234		5,004		1,929		18,034		5,531		155,966
Expenses:
Operating, maintenance and management	1,080	3,270	5,143		642	(l)	7,830	(l)	1,812	(l)	1,123	(l)	—		—		—		—		1,622	(l)	456	(l)	3,611	(l)	—		26,589
Real estate and other property-related taxes	787	2,462	2,234		873	(m)	3,338	(m)	835	(m)	653	(m)	—		—		—		—		326	(m)	152	(m)	5,447	(m)	—		17,107
Asset management fees to affiliate	369	1,336	2,440		957	(n)	1,329	(n)	346	(n)	266	(n)	56	(n)	47	(n)	163	(n)	159	(n)	253	(n)	141	(n)	1,028	(n)	378	(n)	9,268
General and administrative expenses	1,219	—	—		—		—		—		—		—		—		—		—		—		—		—		—		1,219
Depreciation and amortization	2,538	6,981	9,768		4,225	(o)	22,893	(o)	1,846	(o)	1,150	(o)	—		—		—		—		1,319	(o)	667	(o)	5,851	(o)	—		57,238

Total operating expenses	5,993	14,049	19,585		6,697		35,390		4,839		3,192		56		47		163		159		3,520		1,416		15,937		378		111,421
Operating income (loss)	(75)	4,623	16,856		3,025		5,520		355		486		512		404		1,517		2,075		1,484		513		2,097		5,153		44,545
Other income (expenses):
Minority interest	—	—	—		—		5,546	(p)	—		—		—		—		—		—		—		—		—		—		5,546
Interest expense	(2,826)	(5,481)	(9,575	)(q)	(4,750	)(r)	(33,252	)(r)	(1,811	)(r)	(1,030	)(r)	—		—		—		—		—		—		—		—		(58,725)
Interest income and other revenues	330	—	—		—		—		—		—		—		—		—		—		—		—		—		—		330

Total other income (expenses), net	(2,496)	(5,481)	(9,575)		(4,750)		(27,706)		(1,811)		(1,030)		—		—		—		—		—		—		—		—		(52,849)

Net income (loss)	$(2,571)	$(858)	$7,281		$(1,725)		$(22,186)		$(1,456)		$(544)		$512		$404		$1,517		$2,075		$1,484		$513		$2,097		$5,153		$(8,304)

Loss per share, basic and diluted	$(1.37)																												$(0.09)

Weighted-average number of common shares, issued and outstanding	1,876,583																												87,896,711

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2006.

(b)	Represents pro forma adjustments to historical operations of KBS REIT to give effect to acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, and the Midland Industrial Portfolio, all acquired during 2006, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission.

(d)	Represents base rental income, amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2006. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(f)	Represents interest income from loan receivable for the 200 Professional Drive Loan Origination (not reflected in the 2006 historical statement of operations of KBS REIT) at a variable rate equal to 30-day LIBOR plus 300 basis points, adjusted on a monthly basis. The average rate for the period was 8.13%. Amount also includes amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents interest income from loan receivable for the Lawrence Village Loan Origination (not reflected in the 2006 historical statement of operations of KBS REIT) at a variable rate equal to 30-day LIBOR plus 250 basis points, adjusted on a monthly basis. The average rate for the period was 7.63%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(h)	Represents interest income from loan receivable for the 11 South LaSalle Loan Origination (not reflected in the 2006 historical statement of operations of KBS REIT) at a variable rate equal to 30-day LIBOR plus 295 basis points, adjusted on a monthly basis. The average rate for the period was 8.08%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(i)	Represents interest income from loan receivable for the One Madison Park Mezzanine Loan (not reflected in the 2006 historical statement of operations of KBS REIT) at a variable rate equal to 30-day LIBOR plus 611 basis points, adjusted on a monthly basis. The average rate for the period was 11.24%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(j)	Represents interest income from the two loan receivables for the Petra Senior Subordinated Loan (not reflected in the 2006 historical statement of operations of KBS REIT) at a fixed rate of 11.50% per annum. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition. Though the terms of the loan receivables are still being negotiated and there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at October 3, 2007.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006 (continued)

(k)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(l)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(m)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(n)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006) that would be due to affiliates had the assets been acquired on January 1, 2006. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management is calculated as 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

(o)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of lease.

(p)	Represents minority interest share of 20% of the net loss on National Industrial Portfolio (not reflected in the 2006 historical statement of operations on KBS REIT).

(q)	Represents adjustments to interest expense, including amortization of loan fees, relating to subsequent secured financing for the following real properties purchased in the first and second quarters of 2007:

Loan Amount
Fixed rate loan secured by the Bridgeway Technology Center, which bears interest at a rate of 6.07% per annum	$26,824,391
Fixed rate loan secured by the Royal Ridge Building, which bears interest at a rate of 5.96% per annum	$21,718,000
Fixed rate loan secured by the Sabal VI Building, which bears interest at a rate of 5.14% per annum for the first two years and 5.84% thereafter	$11,040,000
Mezzanine loan secured by the Sabal VI Building, which bears interest at a variable rate of 30-day LIBOR plus 150 basis points for the first full eight months and 30-day LIBOR plus 250 points thereafter (average rate of 6.96% for the period)	$3,000,000
Repurchase agreement, which bears interest at a variable rate of 30-day LIBOR plus 85 basis points (average rate of 5.98% for the period)	$13,260,747

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006 (continued)

(r)	Represents interest expense incurred on the following long-term loans secured to purchase respective acquisitions, including amortization of deferred financing costs:

Loan Amount
Unsecured 90-day bridge loan which bears interest at a rate of 6.57% for the first 30 days of the term, 6.76% for the second 30 days of the term, and 6.38% for the last 30 days of the term (average of 6.57%)	$52,133,000
Fixed rate loan secured by financing of three distribution and office/warehouse properties within the Opus National Industrial Portfolio, which bears interest at a rate of 5.56% per annum	$20,900,000
Mortgage loan secured by the National Industrial Portfolio, which bears interest at a variable rate of 30-day LIBOR plus 115 basis points (average of 6.28% for the period)	$315,000,000
Mezzanine loan secured by the National Industrial Portfolio, which bears interest at a variable rate of 30-day LIBOR plus 115 basis points (average of 6.28% for the period)	$136,000,000
Fixed rate loan secured by the Plano Corporate Center I & II, which bears interest at a rate of 5.90% per annum	$30,591,000
Fixed rate loan secured by the 2200 West Loop Building, which bears interest at a rate of 5.89% per annum	$17,426,000